SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                                  Watsco, Inc.
                (Name of Registrant as Specified in Its Charter)



                                  Watsco, Inc.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                  WATSCO, INC.


                      1999 ANNUAL MEETING OF SHAREHOLDERS


                              HYATT REGENCY HOTEL
                               50 ALHAMBRA PLAZA
                          CORAL GABLES, FLORIDA 33134


                                 JUNE 3, 1999
                                   9:00 A.M.







                           - FOLD AND DETACH HERE -



                             PROXY FOR COMMON STOCK
              SOLICITED BY THE BOARD OF DIRECTORS OF WATSCO, INC.


     The undersigned hereby appoints ALBERT H. NAHMAD, BARRY S. LOGAN and each of them, the true and lawful attorneys, agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all shares the undersigned is entitled to vote at the 1999 Annual Meeting of Shareholders of WATSCO, INC. to be held on Thursday, June 3, 1999, at 9:00 A.M., Eastern Daylight Time, in the Hyatt Regency Hotel, 50 Alhambra Plaza, Coral Gables, Florida, 33134, and at any and all adjournments thereof, on the following matters:


(1) FOR [ ]  WITHHOLD VOTE [ ]  the election of Cesar L. Alvarez as a Common
                           Stock Director to serve until the Annual Meeting of Shareholders in 2002 or until his successor is duly elected and qualified;


(2) FOR [ ]  WITHHOLD VOTE [ ]  the election of Paul F. Manley as a Common
                           Stock Director to serve until the Annual Meeting of Shareholders in 2002 or until his successor is duly elected and qualified;


(3) FOR [ ]  AGAINST [ ]  WITHHOLD VOTE [ ]  the proposal to ratify an amendment to the Company's Second Amended and Restated 1991 Stock Option Plan;


(4) FOR [ ]  AGAINST [ ]  WITHHOLD VOTE [ ]  the reappointment of Arthur
                                     Andersen LLP as the Company's independent certified public accountants for the year ending December 31, 1999; and


(5) In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment or postponements thereof.


                               (SEE REVERSE SIDE)

                           - FOLD AND DETACH HERE -



                          (CONTINUED FROM OTHER SIDE)


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4.


     The undersigned hereby acknowledges receipt of (i) the Company's 1998 Annual Report to Shareholders, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting dated April 30, 1999.


                                             Date:                 , 1999




                                             Please sign exactly as your name
                                             appears hereon. If stock is
                                             registered in more than one name,
                                             each holder should sign. When
                                             signing as an attorney,
                                             administrator, executor, guardian
                                             or trustee, please add your title
                                             as such. If executed by a
                                             corporation or partnership, the
                                             proxy should be signed in full
                                             corporate or partnership name by a
                                             duly authorized officer or partner
                                             as applicable.

                                  WATSCO, INC.


                      1999 ANNUAL MEETING OF SHAREHOLDERS


                              HYATT REGENCY HOTEL
                               50 ALHAMBRA PLAZA
                          CORAL GABLES, FLORIDA 33134


                                 JUNE 3, 1999
                                   9:00 A.M.







                           - FOLD AND DETACH HERE -



                         PROXY FOR CLASS B COMMON STOCK
              SOLICITED BY THE BOARD OF DIRECTORS OF WATSCO, INC.


     The undersigned hereby appoints ALBERT H. NAHMAD, BARRY S. LOGAN and each of them, the true and lawful attorneys, agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all shares the undersigned is entitled to vote at the 1999 Annual Meeting of Shareholders of WATSCO, INC. to be held on Thursday, June 3, 1999, at 9:00 A.M., Eastern Daylight Time, in the Hyatt Regency Hotel, 50 Alhambra Plaza, Coral Gables, Florida, 33134, and at any and all adjournments thereof, on the following matters:


(1) FOR [ ]  WITHHOLD VOTE [ ]  the election of Albert H. Nahmad as a Class B
                           Director to serve until the Annual Meeting of Shareholders in 2002 or until his successor is duly elected and qualified, except vote withheld from the
                           following nominee             (if any);


(2) FOR [ ]  WITHHOLD VOTE [ ]  the election of J. Ira Harris as a Class B
                           Director to serve until the Annual Meeting of Shareholders in 2000 or until his successor is duly elected and qualified, except vote withheld from the
                           following nominee             (if any);


(3) FOR [ ]  AGAINST [ ]  WITHHOLD VOTE [ ]  the proposal to ratify an amendment to the Company's Second Amended and Restated 1991 Stock Option Plan;


(4) FOR [ ]  AGAINST [ ]  WITHHOLD VOTE [ ]  the reappointment of Arthur
                                     Andersen LLP as the Company's independent certified public accountants for the year ending December 31, 1999; and


(5) In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment or postponements thereof.


                               (SEE REVERSE SIDE)

                           - FOLD AND DETACH HERE -










                          (CONTINUED FROM OTHER SIDE)


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4.


     The undersigned hereby acknowledges receipt of (i) the Company's 1998 Annual Report to Shareholders, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting dated April 30, 1999.


                                             Date:                 , 1999




                                             Please sign exactly as your name
                                             appears hereon. If stock is
                                             registered in more than one name,
                                             each holder should sign. When
                                             signing as an attorney,
                                             administrator, executor, guardian
                                             or trustee, please add your title
                                             as such. If executed by a
                                             corporation or partnership, the
                                             proxy should be signed in full
                                             corporate or partnership name by a
                                             duly authorized officer or partner
                                             as applicable.